                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A)

                       Origen Residential Securities, Inc.
             (Exact name of registrant as specified in its charter)

       DELAWARE                 333-117573                       20-1370314
State of Incorporation   (Commission File Number)   (I.R.S. Employer Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan              48034
          (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (248) 644-5595

      ____________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

     The Registrant registered issuances of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-117573) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $200,646,000 aggregate principal amount of Class A-1 and Class A-2 Notes (the "Notes") on August 25, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated July 24, 2006, as supplemented by the Prospectus Supplement dated August 24, 2006, to file copies of the Indenture, the Servicing Agreement and other operative documents executed in connection with the issuance of the Notes, certain forms of which were filed as exhibits to the Registration Statement.

     On August 25, 2006, Origen Manufactured Housing Contract Trust 2006-A entered into an Indenture, dated as of August 1, 2006 (the "Indenture"), among Origen Manufactured Housing Contract Trust 2006-A, as issuing entity, and JPMorgan Chase Bank, National Association, as indenture trustee, pursuant to which the Notes were issued.

     Origen Manufactured Housing Contract Trust 2006-A (the "Issuing Entity") was formed and the Ownership Certificate issued pursuant to a Trust Agreement, dated as of August 1, 2006 (the "Trust Agreement"), between Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, National Association, as certificate registrar and certificate paying agent.

     The Notes are secured by assets of a trust estate (the "Trust Estate") pledged by Origen Manufactured Housing Contract Trust 2006-A that consists primarily of certain manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts"). The Contracts were sold by Origen Securitization Company, LLC, as seller, to the Registrant, as purchaser, pursuant to the terms of an Asset Purchase Agreement (the "Asset Puchase Agreement"), dated as of August 1, 2006, between Origen Securitization Company, LLC, the Registrant and Origen Financial L.L.C., as originator. In addition, the Trust Estate includes a confirmation dated August 25, 2006 and the exhibits thereto (the "Swap Agreement"), by and among the Issuing Entity and Citibank, N.A., which will benefit the holders of the Notes by offsetting interest rate risk associated with fluctuations in LIBOR. The Swap Agreement is attached hereto as Exhibit 99.3.

     The Contracts are serviced pursuant to the terms of a servicing agreement (the "Servicing Agreement"), dated as of August 1, 2006, among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Origen Residential Securities, Inc., as depositor, JPMorgan Chase Bank, National Association, as indenture trustee, and Origen Manufactured Housing Contract Trust 2006-A, as issuing entity.

     The Notes were sold pursuant to the underwriting agreement, dated August 24, 2006 (the "Underwriting Agreement"), by and among Origen Residential Securities, Inc., Origen Securitization Company, LLC, Origen Financial L.L.C. and Citigroup Global Markets Inc. The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Not applicable

     (d)

Exhibit No.   Description
-----------   -----------
    1.1       The Underwriting Agreement, dated as of August 24, 2006 (the
              "Underwriting Agreement"), among Origen Residential Securities,
              Inc., Origen Securitization Company, LLC, Origen Financial L.L.C.
              and Citigroup Global Markets Inc.

    4.1       The Indenture, dated as of August 1, 2006 (the "Indenture"), among
              Origen Manufactured Housing Contract Trust 2006-A, as issuing entity, and JPMorgan Chase Bank, National Association, as indenture trustee.

    4.2       The Trust Agreement, dated as of August 1, 2006 (the "Trust
              Agreement"), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and JPMorgan Chase Bank, National Association, as certificate registrar and certificate paying agent.

    4.3       Ambac Assurance Corporation's Financial Guaranty Insurance Policy
              No. AB1015BE for the Notes.

    99.1      The Asset Purchase Agreement, dated as of August 1, 2006 (the
              "Asset Purchase Agreement"), among Origen Securitization Company,
              LLC, as seller, Origen Financial L.L.C., as originator, and Origen
              Residential Securities, Inc., as purchaser.

    99.2      The Servicing Agreement, dated as of August 1, 2006 (the
              "Servicing Agreement"), among Origen Financial L.L.C., as servicer, Origen Servicing, Inc., as subservicer, Origen
              Residential Securities, Inc., as depositor, JPMorgan Chase Bank,
              National Association, as indenture trustee, and Origen
              Manufactured Housing Contract Trust 2006-A, as issuing entity.

    99.3      The Swap Agreement dated as of August 25, 2006, between the
              Issuing Entity and Citibank, N.A.

    99.4 Insurance and Indemnity Agreement, dated as of August 25, 2006, among Ambac Assurance Corporation, as insurer, Origen Financial
              L.L.C., as sponsor and servicer, Origen Residential Securities, Inc., as depositor, Origen Securitization Company, LLC, as seller,
              Origen Servicing, Inc., as subservicer, and JPMorgan Chase Bank,
              N.A., as indenture trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                        (Registrant)


                                        By: /s/ W. Anderson Geater
                                            ------------------------------------
                                        Name: W. Anderson Geater
                                        Title: Director, Secretary and Treasurer

Dated: September 11, 2006

                                  EXHIBIT INDEX

          Item 601(a) of
Exhibit   Regulation S-K                                                                      Paper (P) or
 Number     Exhibit No.                              Description                             Electronic (E)
-------   --------------                             -----------                             --------------
   1            1.1        The Underwriting Agreement, dated as of August 24, 2006 (the             E
                           "Underwriting Agreement"), among Origen Residential Securities,
                           Inc., Origen Securitization Company, LLC, Origen Financial
                           L.L.C. and Citigroup Global Markets Inc.

   2            4.1        The Indenture, dated as of August 1, 2006 (the "Indenture"),             E
                           among Origen Manufactured Housing Contract Trust 2006-A, as issuing entity, and JPMorgan Chase Bank, National Association, as indenture trustee.

   3            4.2        The Trust Agreement, dated as of August 1, 2006 (the "Trust              E
                           Agreement"), among Origen Residential Securities, Inc., as depositor, Wilmington Trust Company, as owner trustee, and
                           JPMorgan Chase Bank, National Association, as certificate
                           registrar and certificate paying agent.

   4            4.3        Ambac Assurance Corporation's Certificate Guaranty Insurance             E
                           Policy No. AB1015BE for the Notes.

   5           99.1        The Asset Purchase Agreement, dated as of August 1, 2006 (the            E
                           "Asset Purchase Agreement"), among Origen Securitization
                           Company, LLC, as seller, Origen Financial L.L.C., as
                           originator, and Origen Residential Securities, Inc., as
                           purchaser.

   6           99.2        The Servicing Agreement, dated as of August 1, 2006 (the                 E
                           "Servicing Agreement"), among Origen Financial L.L.C., as
                           servicer, Origen Servicing, Inc., as subservicer, Origen
                           Residential Securities, Inc., as depositor, JPMorgan Chase
                           Bank, National Association, as indenture trustee, and Origen
                           Manufactured Housing Contract Trust 2006-A, as issuing entity.

   7           99.3        The Swap Agreement dated as of August 25, 2006, between the              E
                           Issuing Entity and Citibank, N.A.

   8           99.4        Insurance and Indemnity Agreement, dated as of August 25, 2006,          E
                           among Ambac Assurance Corporation, as insurer, Origen Financial
                           L.L.C., as sponsor and servicer, Origen Residential Securities,
                           Inc., as depositor, Origen Securitization Company, LLC, as seller, Origen Servicing, Inc., as subservicer, and JPMorgan
                           Chase Bank, N.A., as indenture trustee.